UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2011

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 22, 2011, Radiant Systems, Inc., a Georgia corporation (the “Company”), issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the expiration of the tender offer by Ranger Acquisition Corporation, a Georgia corporation (“Purchaser”), and a wholly-owned subsidiary of NCR Corporation, a Maryland corporation (“NCR”), to purchase all shares of outstanding common stock, no par value, of Radiant, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated July 11, 2011, by and among NCR, Purchaser and Radiant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Radiant Systems, Inc. on August 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Systems, Inc.

August 22, 2011	By:	/s/ John H. Heyman
Name: John H. Heyman
Title: Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued by Radiant Systems, Inc. on August 22, 2011